UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 October 8, 2008

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                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         333-103083                                      04-3721895
  (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          One Deer Park Drive, Suite F
                           Monmouth Junction, NJ 08852
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (732) 438-8290
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04 Creation of a Direct Financial Obligation or an Obligation under an
          Off-Balance Sheet Arrangement of a Registrant

On October 8, 2008, Xenomics, Inc. (the "Company"), entered into a Promissory Note (the "Note"), in which the Company borrowed from Dr. Kira Sheinerman the principal amount of $120,000. Principal is due on the Note one year from the date of the loan. The Note does not bear interest and has no prepayment penalty or cross-default provisions. Dr. Sheinerman is a director of the Company. The transaction was approved by the Company's Board of Directors, with Dr. Sheinerman abstaining.

Item 9.01 Financial Statements and Exhibits

          (d)  Exhibits.

               10.1Unsecured Promissory Note

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   XENOMICS, INC.

Date: October 14, 2008                             By: /s/ Gary Anthony
                                                       -------------------------
                                                   Gary Anthony
                                                   Vice President and Controller